                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):  March 21, 1996




                      ENSCO INTERNATIONAL INCORPORATED
           (Exact name of registrant as specified in its charter)



                                  DELAWARE
               (State or other jurisdiction of incorporation)

         1-8097                                     76-0232579
  (Commission File Number)              (IRS Employer Identification No.)





    2700 Fountain Place, 1445 Ross Avenue, Dallas, Texas     75202-2792
          (Address of principal executive office)            (Zip Code)


    Registrant's telephone number, including area code:  (214) 922-1500



ITEM 7.   EXHIBITS

EXHIBIT
- -------

  99.6         Press release dated March 22, 1996

  99.7 Agreement and plan of merger, dated March 21, 1996, between ENSCO International Incorporated, DDC Acquisition Company and Dual Drilling Company

  99.8 Voting Agreement, dated March 21, 1996, between ENSCO International Incorporated and Dual Invest AS





                                      SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ENSCO INTERNATIONAL INCORPORATED



                                          By: /s/  H. E. Malone
                                              ----------------------------
                                              H. E. Malone, Controller
                                              and Chief Accounting Officer



      Date:   April 1, 1996
             ---------------